UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 1, 2019

Six Flags Entertainment Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

924 Avenue J East
Grand Prairie, Texas	75050
(Address of Principal Executive Offices)	(Zip Code)

(972) 595-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 1, 2019, Six Flags Entertainment Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, three proposals were voted on and, with approximately 90% percent of the shares voted, the final results for the votes regarding each proposal are set forth below.

1.     Election of Directors. The following seven nominees were elected to the Board of Directors of the Company to serve for the ensuing year and until their respective successors are elected and qualified.

Nominee	For	Withhold	Broker Non-Votes
Kurt M. Cellar	62,123,061	6,260,640	7,097,895
Nancy A. Krejsa	67,957,897	425,804	7,097,895
Jon L. Luther	66,536,756	1,846,945	7,097,895
Usman Nabi	58,732,307	9,651,394	7,097,895
Stephen D. Owens	66,441,780	1,941,921	7,097,895
James Reid-Anderson	66,943,758	1,439,943	7,097,895
Richard W. Roedel	52,553,997	15,829,704	7,097,895

 2.    Advisory Vote to Ratify Independent Accounting Firm. The appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019 was ratified on an advisory basis.

For	Against	Abstain	Broker Non-Votes
73,237,414	2,054,280	189,902	—
3.    Advisory Vote to Approve Executive Compensation. The compensation paid to the Company's named executive officers was approved on an advisory basis.

For	Against	Abstain	Broker Non-Votes
47,294,467	20,840,512	248,722	7,097,895

Item 8.01    Other Events.

     On May 1, 2019, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.82 per share of common stock. The dividend will be payable June 10, 2019 to stockholders of record as of May 30, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)                 Exhibits

99.1                        Press Release Announcing Quarterly Cash Dividend, dated May 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Lance C. Balk
		Name:	Lance C. Balk
		Title:	Executive Vice President and General
Counsel
Date: May 3, 2019

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